SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 13, 2005

BARR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ		07677-7668
(Address of principal executive offices)		(Zip code)

(201) 930-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 —	Regulation FD Disclosure

Today Barr Pharmaceuticals, Inc. issued a joint press release with Kos Pharmaceuticals, Inc. announcing the resolution of patent litigation involving Kos’ Niaspan® products that resulted in its entering into Co-Promotion, Licensing and Manufacturing, and Settlement and License Agreements with Kos. At the same time, Barr issued a press release announcing a conference call with investors to discuss the agreements, which was held at 8:30 AM Eastern time this morning. Copies of those two press releases are attached to this current report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

A replay of the conference call will be available from 12 Noon Eastern time on April 13th through 11:59 PM Eastern time April 15th, and can be accessed by dialing (800) 475-6701 in the United States or (320) 365-3844 Internationally and using the access code 779048.

Item 9.01 —	Financial Statements and Exhibits

(c)	Exhibits

99.1	Joint press release issued by Barr Pharmaceuticals, Inc. and Kos Pharmaceuticals, Inc., dated April 13, 2005, announcing the entering into of definitive Co-Promotion, Manufacturing, and Settlement Agreements.

99.2	Press release issued by Barr Pharmaceuticals, Inc., dated April 13, 2005, announcing an investor conference call to discuss the agreements entered into with Kos.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.

Date: April 13, 2005	/s/ William T. McKee

William T. McKee Vice President, Chief Financial Officer, and Treasurer